SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2005


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      1-10520                36-3606475
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)


330 N. JEFFERSON COURT, CHICAGO, ILLINOIS                    60661
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (312) 575-0400

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 18, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing preliminary unaudited results for the fiscal quarter and year ended December 31, 2004. The Company reported (1) a net loss for the fiscal quarter ended December 31, 2004 of ($4,906,000) of which ($520,000) or ($0.25)
per Class A unit is allocable to the Class A limited partners and (2) a net loss of ($4,355,000) for the fiscal year ended December 31, 2004. The full year net losses will be allocated entirely to the Class B Unit in accordance with the terms of the Company`s partnership agreement. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT            DESCRIPTION
-------            -----------

99.1 Press Release of Heartland Partners, L.P. dated April 18, 2005 (filed herewith).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HEARTLAND PARTNERS, L.P.

Date: April 20, 2005                        By: /s/ Lawrence S. Adelson
                                                -------------------------------
                                                Lawrence S. Adelson
                                                Manager of HTI Interests, LLC,
                                                General Partner

                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release of Heartland Partners, L.P. dated April 18, 2005 (filed herewith).